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              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report:  February 11, 1997

       INTERNATIONAL TOURIST ENTERTAINMENT CORPORATION

                Commission File No. 0-21070



   U.S. Virgin Islands	 	       	  66-0426648
-------------------------        ---------------
(State of Incorporation)	         (IRS Employer
                               Identification No.)

                  7030 Park Centre Drive
                Salt Lake City, Utah 84121
                     (801) 566-9000



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Item 1-3.		Not Applicable.

Item 4.		Changes in Registrant's Certifying Accountant
         ---------------------------------------------

	a.   On February 11, 1997, the Registrant dismissed
KPMG Peat Marwick LLP Salt Lake City, Utah, the principal accountant previously engaged to audit the Registrant's financial statements. No audit of the Registrant's financial statements has been performed for the fiscal year ended June 30, 1996. The accountant's report on the Registrant's financial statements for the fiscal year ended
June 30, 1995 contained a going concern explanatory paragraph. The Board of Directors of the Registrant has approved the change of accountants,

	There have been no disagreements between the Registrant and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audits of the two years ended June 30, 1995 or any subsequent period preceding the change described herein.

	The Registrant has requested the former accountant to furnish the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to this item, and if not, stating the respects in which it does not agree.

	(b)   On February 12, 1997, the Registrant engaged
Tanner & Company, Salt Lake City, Utah, as the principal accountant to audit the Registrant's financial statements.

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

	(a.) & (b.)	No financial statements or pro forma
financial information is filed with this report.

	(c.)	Exhibits

Exhibit No.
----------

	16.1	Letters from KPMG Peat Marwick LLP regarding
change in certifying 			accountant as required by
Item 304a(3).


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                       SIGNATURE

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


          	             				 INTERNATIONAL  TOURIST
						                       ENTERTAINMENT CORPORATION



Date:    2/18/97            	By /S/ Kelvyn H. Cullimore
      ------------------     -------------------------------
                       						Kelvyn H. Cullimore, President